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                                                       [SHIP LOGO VANGUARD/(R)/]







VANGUARD ADMIRAL(TM) TREASURY MONEY MARKET FUND

VANGUARD TREASURY MONEY MARKET FUND

VANGUARD PRIME MONEY MARKET FUND

VANGUARD FEDERAL MONEY MARKET FUND

VANGUARD VARIABLE INSURANCE FUND MONEY MARKET PORTFOLIO

VANGUARD TAX-EXEMPT MONEY MARKET FUND

VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND

VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND

VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND



PROSPECTUS SUPPLEMENT DATED DECEMBER 2, 2008


IMPORTANT INFORMATION REGARDING CERTAIN VANGUARD MONEY MARKET FUNDS

The Vanguard Funds listed above (the "Funds") are participating in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program").

The Program seeks to support the net asset value (the "NAV") of shares held by investors in the Funds as of the close of business on September 19, 2008, by protecting those assets against loss if a Fund liquidates its holdings, and the NAV at the time of liquidation is less than $1 per share. For each shareholder, the Program covers the lesser of the following two amounts: (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned on the date the Fund's NAV falls below $1. After September 19, if a shareholder redeems all shares from a Fund covered by the Program, any new purchase into that Fund will not be covered. Shares acquired after September 19 generally are not eligible for protection under the Program.

The Program was established October 8, 2008, and was originally due to expire on December 18, 2008, unless extended by the Treasury. Treasury has extended




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the Program until April 30, 2009, and Vanguard has decided to continue the
Funds' participation. Each Fund will bear the expense of its participation in the Program. For the initial three months of the Program, each Fund paid 0.01% based on its net assets as of September 19, 2008. For the coverage beginning on December 19, 2008, and extending through April 30, 2009, each Fund will pay 0.015% based on its net assets as of September 19, 2008. The Secretary of the Treasury has authority to extend the Program through the close of business on September 18, 2009. If the Program is extended beyond April 30, 2009, however, there is no assurance that the Funds will continue to participate.

As of the date of this supplement, the Program has approximately $50 billion available to support all participating money market funds.

The following paragraph in each prospectus is revised as shown:

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1 NAV for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.

To request additional information about the Funds' participation in the Program, please visit www.vanguard.com or contact us at 800-662-7447 (text telephone for people with hearing impairment at 800-952-3335).


(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PSTGMM2 122008